Exhibit 99.1

 Investor Presentation | Fourth Quarter 2015  March 2016

 This material is not intended to be exhaustive, is preliminary in nature and may be subject to change. In addition, much of the information contained herein is based on various assumptions (some of which are beyond the control of Chimera Investment Corporation, the “Company”) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “would,” “projected,” “tends,” “will” or similar expressions, or variations on those terms or the negative of those terms. The Company’s forward-looking statements are subject to numerous risks, uncertainties and other factors. You should review some of these factors that are described under the caption “Risk Factors” in our 2015 Form 10-K and any subsequent periodic report filed with the SEC. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Furthermore, none of the financial information contained in this material has been audited or approved by the Company’s independent registered public accounting firm.    Disclaimer

 Chimera Investment Corporation (NYSE: CIM)  Hybrid mREIT Peers include TWO, IVR, MFA, NRZ, and RWT as of 12/31/2015Banks include WFC, JPM, BAML, C, GS, BONY, USB, and PNCYields as of 12/31/15. Source: Bloomberg  We develop and manage a portfolio of leveraged mortgages to produce an attractive quarterly dividend for shareholders      Business Description:   Hybrid Mortgage REIT  Inception:   2007  Total Capital:  $2.9 billion  Total Portfolio:  $15.0 billion  Overall Leverage Ratio:  4.0:1 (2.5:1 recourse leverage)  Common Stock Yield(3)  14.1%  2.5  Recourse 2.5  Non-Recourse  4.0

 Total Portfolio Composition  As of December 31, 2015Financing excludes unsettled trades  75% of CIM’s equity capital is allocated to mortgage credit  Residential Mortgage Credit PortfolioTotal Assets: $8.4 Billion(1)  Agency MBS PortfolioTotal Assets: $6.5 Billion(1)

 Agency MBS Portfolio and Funding  As of December 31, 2015. Coupon is a weighted average for Commercial and Agency IONotional Agency IO was $6.7 billion as of 12/31/2015. Excludes unsettled tradesReflects fourth quarter 2015 yields and spreadsIncludes the interest incurred on interest rate swaps  Reducing Interest Rate Risk by Reducing Exposure to Agency RMBS  Agency Securities  Agency Repo Days to Maturity  Agency Portfolio Yields and Spreads(4)      Gross Asset Yield:  2.5%  Financing Cost(5):  1.5%  Net Interest Spread:  1.0%  Net Interest Margin:  1.2%  Security Type  Coupon(1)  Current Face  Weighted Average Price  Weighted Average CPR  Agency Pass-through (RMBS)  3.50%  $2,950,266  103.1  6.6    4.00%  1,717,460   105.9  6.3    4.50%  377,693   108.0  21.8  ACMBS  3.4%  952,091   102.3  0.8  Agency IO  0.8%  N/M(2)   4.1  6.3    Total  $5,997,510        Maturity  Principal Balance(3)  Weighted Average Rate  Weighted Average Days  Within 30 days  -  -    30 to 59 days  2,640,174   0.62%    60 to 89 days  1,734,687   0.62%    90 to 360 days  132,840   0.62%    Over 360 days  817,025   0.75%    Total  $5,324,726  0.64%  53

 Aggregate Agency Portfolio Composition   Agency RMBS portfolio transitioned from 4% coupon to 3.5% couponPay-down principal reinvestedAgency CMBS increased to 15% of Agency portfolioDriven by new construction loan commitments

Interest Rate Sensitivity

Agency, Swap and Derivative Portfolio

Description ($ in thousands)		- 100 Basis Points	- 50 Basis Points	Unchanged	+50 Basis Points	+100 Basis Points
Agency Pass-Throughs (RMBS)	Market Value	$5,520,875	$5,427,373	$5,302,035	$5,157,494	$4,999,624
	Percentage Change	4.1%	2.4%	-	(2.7%)	(5.7%)
Swap	Market Value	(132,389)	(70,709)	-	61,647	124,416
	Percentage Change	(2.5%)	(1.3%)	-	1.2%	2.3%
Futures	Market Value	(36,849)	(19,214)	-	18,440	36,440
	Percentage Change	(0.7%)	(0.4%)	-	0.3%	0.7%
Net Gain/(Loss)		49,602	35,415	-	(64,455)	(141,556)
Percentage Change in Portfolio Value(1)		0.9%	0.7%	-	(1.2%)	(2.7%)

Description ($ in thousands)		- 100 Basis Points	- 50 Basis Points	Unchanged	+50 Basis Points	+100 Basis Points
Agency CMBS (ACMBS)	Market Value	$1,300,894	$1,256,932	$1,212,788	$1,170,764	$1,130,740
	Percentage Change	7.3%	3.6%	-	(3.5%)	(6.8%)
Swap	Market Value	(69,460)	(36,069)	-	31,934	65,318
	Percentage Change	(5.7%)	(3.0%)	-	2.6%	5.4%
Net Gain/(Loss)		18,646	8,075	-	(10,090)	(16,730)
Percentage Change in Portfolio Value(1)		1.5%	0.7%	-	(0.8%)	(1.4%)


Change in Portfolio Value
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-100 bp
-50 bp
Unchanged
+50 bp
+100 bp
RMBS
ACMBS

As of December 31, 2015.

(1) Projected Percentage Change in Portfolio Value is based on instantaneous moves in interest rates.

CHIMERA INVESTMENT CORPORATION
Information is unaudited, estimated and subject to change.
6

Agency CMBS – Multifamily and Healthcare

In 1934, the National Housing Act established federal insurance programs to support multifamily housing. Annual issuance is between $10 and $15 billion.

Economic Benefits

- **Stable hedged return profile – prepay protection based on contractual lock out and prepayment penalties**
- Stable cashflows offer comparable returns to Agency Pass-Throughs (RMBS)

Funding Overview

- Chimera commits funds to an FHA/GNMA approved project
- Construction draw schedules are typically 12 to 24 months
- At the commitment date, Chimera locks in a fixed coupon and spread
- As draws are funded, Chimera receives GNMA bonds (CLC)
- When all draws are funded GNMA issues a Permanent Loan bond (PLC)
- These securities are attractive collateral for future securitizations

Hedging

- A hedging portfolio is established to mitigate interest rate risk
- Hedges and related costs are incurred at the commitment date, while interest income doesn't begin until loans are funded resulting in negative carry during initial funding period
- Interest only bonds are added to the portfolio to mitigate this cost

CHIMERA INVESTMENT CORPORATION
Information is unaudited, estimated and subject to change.
7

 Agency CMBS Portfolio Composition     Agency CMBS Composition Q4 '15 (Mkt. Val. %)

 Residential Mortgage Credit Portfolio  Credit Portfolio Composition  Reflects fourth quarter 2015 yields and spreads      Gross Asset Yield:  8.3%  Financing Cost:  3.4%  Net Interest Spread:  4.9%  Net Interest Margin:  5.4%    Credit Portfolio Yields and Spreads(1)

 Residential Mortgage Credit Portfolio Composition

 Non-Agency RMBS Portfolio  52% of CIM’s Non-Agency Portfolio is Re-REMIC Bonds  The Re-Securitization Process  $40mm Subordinate B Note Retained by CIM  $100mm Non-Agency Mortgage Bond  $100mm Trust(Non-Agency RMBS Collateral)  $60mm Senior A Note Sold to 3rd party  Deposit  Losses & Interest  Principal& Interest  CIM buys $100mm Non-Agency mortgage bond from dealer  CIM deposits the bond into a trust The trust issues bonds backed by the cashflow of the underlying bond  CIM sells the Senior A note The A note receives P&I from the $100mm bond until the $60mm is paid offCIM retains the Subordinate B note The B note receives interest, all losses from the $100mm bond and starts to receive principal only after the Senior A note is paid off in full  1  2  3

Consolidated RMBS

The average yield on consolidated retained Subordinate Bonds is over 17%

- Re-Remic subordinates have had slow prepayments considering the low interest rate environment

($ in thousands)			At Issuance / Acquisition			As of December 31, 2015		
Vintage	Type	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2014	RMBS Securitization[(1)]	CSMC - 2014-4R	367,271	-	367,271	289,507	-	289,507
2010	RMBS Securitization	CSMC 2010-1R	1,730,581	691,630	1,038,951	721,971	35,494	686,477
2010	RMBS Securitization	CSMC 2010-11R	566,571	338,809	227,762	317,456	104,227	213,229
2009	RMBS Securitization	CSMC 2009-12R	1,730,698	915,566	815,132	661,377	151,507	509,870
2009	RMBS Securitization	JPMRR 2009-7	1,522,474	856,935	665,539	604,011	206,444	397,567
2009	RMBS Securitization	JMAC 2009-R2	281,863	192,500	89,363	107,116	46,904	60,212
	TOTAL		**$6,199,458**	**$2,995,440**	**$3,204,018**	**$2,701,398**	**$544,576**	**$2,156,862**
				% of origination remaining		*44%*	*18%*	*67%*

As of December 31, 2015

(1) Collateral for this deal was originally part of CSMC 2010-12R

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change.

12

Mortgage Credit Fundamentals

CIM's mortgage credit portfolio is performing better than expected when purchased and prepaying slower than expected in the current rate environment

- **Home Prices Have Been Appreciating**

- **Older Non-Agency MBS Credit Continues to Improve**
  - Delinquency pipelines decreasing
  - Foreclosures getting flushed out of deals
  - Lower loss severities
  - Deals are delevering

- **New Mortgage Credit Remains Tight**
  - Banks/rating agencies are risk averse
  - Only best borrowers get new mortgage loans
  - Full documentation

- **Prepayment Speeds on Older Non-Agency MBS Remain Slow**
  - Subprime, Alt-A borrowers have limited options to refinance



190
180
170
160
150
140
130
Dec-12
Dec-13
Dec-14
Case-Shiller HPI



8
6
4
2
0
Dec-12
Dec-13
Dec-14
Delinquencies as a % of Total Loans
Foreclosures as a % of Total Loans

Source: Bloomberg, Mortgage Bankers Association

CHIMERA INVESTMENT CORPORATION
Information is unaudited, estimated and subject to change.
13

Summary

Chimera currently operates at 2.7x recourse leverage and produces a yield over 14%

Agency Portfolio

- Actively hedged and highly liquid
- Agency exposure decreased by $2.5 billion in 1st Half of 2015
- Reduced prepay exposure by shifting 16% of the Pass-Through portfolio from 4.0% coupon to 3.5% in Q4
- Continue to allocate more capital to Agency CMBS (ACMBS)

Residential Mortgage Credit Portfolio

- Prepayment speeds have been slower than expected resulting in longer high yielding cash flows.
- Difficult to re-create in today's market
- Longer Term Repo Finance Options Available

Future Securitization Pipeline

- $2.1 billion Springleaf portfolio
- Securitization pipeline without adding costly infrastructure

CHIMERA INVESTMENT CORPORATION
Information is unaudited, estimated and subject to change.
14

Dividend History  Chimera has paid out over $3.4B in dividends since inception  As of December 31, 2015(1) Includes dividend declared in Q4 2015 and paid in the subsequent year.   (1)